UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	MARCH 31, 2009

Item 1. Report to Stockholders.

FPA Capital Fund, Inc.

March 31, 2009

Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

51748

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Annual Report covers the fiscal year ended March 31, 2009. Your Fund's net asset value (NAV) per share closed at $20.25. Dividends of $0.23 and $2.15 per share were paid on July 7 and December 19, 2008 to holders of record on June 30 and December 12. Included within these distributions were income dividends of $0.22 and $0.19, and long-term capital gains of $0.01 and $1.96, respectively.

The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Periods Ended March 31, 2009 Average Annual Total Return

	1 Year	5 Years	10 Years	15 Years	20 Years	6/30/1984 Inception
FPA Capital Fund, Inc. (NAV )	-39.05%*	-4.43%*	5.80%*	10.00%*	12.09%*	13.25%*
FPA Capital Fund, Inc.	-42.25%**	-5.46%**	5.23%**	9.60%**	11.79%**	13.00%**
(Net of Sales Charge) Lipper Mid-Cap Value Fund Average	-39.27%	-4.28%	4.24%	6.41%	7.61%	NA
Russell 2000	-37.50%	-5.24%	1.93%	4.94%	6.59%	7.68%
Russell 2500	-38.23%	-4.45%	3.33%	6.62%	8.15%	9.55%
Standard & Poor's 500 Stock Index	-38.09%	-4.76%	-3.00%	5.91%	7.43%	9.58%

The Fund's six-month total return ended March 31, 2009, which includes both the changes in NAV and the reinvestment of distributions paid, was -33.71%*. This compares with total returns of -33.00% for the Lipper Mid-Cap Value Fund Average, -37.17% for the Russell 2000, -34.68% for the Russell 2500 and -30.53% for the S&P 500. For the year ended 2008, these same comparisons are -34.79%* for FPA Capital Fund, -38.26% for the Lipper Mid-Cap Value Fund average, -33.79% and -36.79% for the Russell 2000 and 2500, and -37.00% for the S&P 500.

IMPORTANT ANNOUNCEMENT

Before discussing your Fund's performance and outlook, First Pacific Advisors, LLC announced that I, Robert L. Rodriguez, will be stepping down from day-to-day active management of your Fund at the end of this year so as to take a one-year sabbatical. You may read the entire announcement on our website at www.fpafunds.com under Latest News. My first recommendation to you is "Don't Panic." My associates, Dennis Bryan and Rikard Ekstrand, partners at FPA, will assume leadership of the Fund beginning 2010. When I return, Dennis and Rikard will remain the lead managers of the Fund and I will continue in a supporting role. Let me assure you that they are superb investment professionals and that I hired both of them. Without their assistance, your Fund would not have had the same success that it has had over the years. Dennis and Rikard have investment experience of 22 and 16 years, respectively, and have been at FPA for 16 and 10, years respectively, on this Fund. They have both written sections of these shareholder letters for several years. I have the greatest of confidence that they will not only maintain but enhance the reputation and performance of your Fund. Many executives make this type of statement regarding their key personnel but few ever demonstrate that confidence in a very tangible way. In contrast, I am leaving my personal investments in the various FPA funds intact as well as my equity ownership in FPA. What better way to convey my confidence than to have a substantial portion of my net worth at risk while I am away. I hope this personal demonstration of trust will allay any questions or fears that

*    Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown.

**  Reflects deduction of the maximum sales charge of 5.25% of the offering price.

LETTER TO SHAREHOLDERS

you may have. This will be my last major contribution to the writing of your Fund's shareholder letter since Dennis and Rikard will take over this responsibility for the upcoming September shareholder letter. Dennis and Rikard will now make a few brief comments about this transition before we discuss your Fund's performance. It has been both an honor and a privilege for me to have been your fund manager these nearly 25 years. I thank you for the support and confidence that you have demonstrated in me as well as in FPA.

Dennis Bryan's and Rikard Ekstrand's Comments on Bob Rodriguez's Sabbatical

It is with a sense of great responsibility and deep gratitude that we accept Bob's recommendation to assume the stewardship of the FPA Capital Fund. We take great pride in knowing that Bob and the Board have chosen us to share the fiduciary responsibilities of managing your assets. We accept our new responsibilities knowing that we have to earn your trust and confidence every day, just like Bob has earned your trust over the past twenty-five years. We intend to do this by using the same investment philosophy and strategy that has placed FPA Capital at the top of the performance rung of all diversified U.S. mutual funds for the past quarter century. Working as a team for over 10 years and running separate account portfolios in the same investment style as FPA Capital, have prepared us well for the task at hand.

Briefly, the investment strategy we employ and will continue to utilize a bottom-up approach to selecting securities one at a time. We will continue to focus on companies that are market leaders with a strong niche, have solid balance sheets, have a management team with a proven track record, and are trading at a substantial discount to intrinsic value. We will also continue to invest in a limited number of securities. By concentrating the Fund's investments in 30 to 40 companies, we believe the Fund is adequately diversified but gains a performance advantage because there are only so many great investment opportunities at a given time. This focus also pertains to sectors. We believe investing in "the land of tall trees" or limiting the number of sectors that we deem to be the most attractive is the best way to achieve superior long-term investment returns.

Lastly, we will continue to take a longer-term view than most other mutual fund managers, rather than being excessively concerned about quarterly results. We often make our investments when the company or industry in which it operates is viewed as being "out of favor" by the investment community. It usually takes time for a company or an industry to recover from a downturn in business. This can lead to periods when the performance of the Fund lags the rest of the market. However, superior long-term results are achieved not by trading or speculating about short-term quarterly earnings, but by patiently waiting for the company's profits to improve and grow over a longer period of time. Therefore, we would like to re-affirm that the investment philosophy, strategy, and security selection methodology that we have deployed over the last 16 and 10 years as part of the team, and that Bob has deployed over the last 25 years, will continue under our guidance and management of the FPA Capital Fund.

Portfolio Commentary

As we wrote in our September shareholder letter, "To say this has been a difficult stock market would be an understatement." Though we were correct in forecasting that the credit crisis would spread into credit cards, auto loans, leveraged loans and commercial loans from the mortgage sector and that it would continue into 2009, your Fund's performance for 2008, a negative 34.8%, and the six months ended March 31, 2009, negative 33.7%, would not appear, at first glance, to reflect that we had any success protecting your assets from the carnage of this stock-market collapse. Your Fund's performance was not much different from the various measures of stock-market performance and about even with or better than that of the Lipper Index. We hope to explain why we believe this first impression is not the correct one.

As this crisis unfolded and the various market averages peaked between late summer and the fall of 2007, your Fund's liquidity position rose to a record 45%. Between December 31, 2006 and March 31, 2009, we fought a rising tide of redemptions. During this period, your Fund experienced $772 million of net redemptions versus a beginning net asset value of $2.1 billion. Initially, the reasons given for many of these redemptions were that they did not agree with our

LETTER TO SHAREHOLDERS

holding of such a large cash position. The view expressed was that we were hired to select equities and they were responsible for the asset allocation decision. We disagree. Our view is that those who hire us expect us to make the best investment decisions possible. Our investment time frames are much longer than those who typically hire us. Furthermore, it is our reputations that are at risk beyond just our clients' capital. We are of the opinion that we have a much better sense of what it is we do best and we will not compromise our standards for someone who has a "model" portfolio target. If this philosophy does not fit with a prospective investor or consultant, we recommend that they invest elsewhere. We have made this same statement to our institutional separate account clients. As an example, your Fund experienced a large redemption of approximately $300 million, just as the stock market began to collapse in September 2008, because our elevated liquidity disrupted their asset allocation model. They also expressed the opinion that they could not determine whether we were a small- or a mid-cap value manager. To their credit, they did give us some warning but it did disrupt our investment management to some degree. We have also experienced redemptions because many shareholders became fearful of the market's rapid decline. We are hopeful that your Fund's recent positive performance may stem this cash outflow. Since your Fund's NAV price low on March 2, it has risen 37.3% through April 24. It has outperformed the various market averages between 6 and 13 percentage points. Since calendar year-end through April 24, your Fund's total return is a positive 13.57% versus negative total returns for the Russell 2000 and the S&P 500 of 3.62% and 6.92%, respectively, and a marginally positive 0.46% for the Russell 2500. As substantial investors in our own funds, we are happy to see a return to positive investment performance.

With such a large cash position when this market collapse hit, you may be wondering why your Fund's investment performance was not better. We have learned over the years that in the initial stages of a market collapse, nothing is spared. In our case, the vast majority of our negative investment performance was the direct result of our large energy stock exposure. During the first half of calendar 2008, your Fund was spared from the ravages of the stock market's decline. During the third quarter and especially the fourth quarter, energy stocks were killed. We did reduce a portion of our energy exposure prior to this collapse but it was not enough. We did not sell more because the Fund was already under severe redemptions for having so much cash and this would have only further exasperated the problem. However, we are long-term investors and have written on several occasions why we view energy as a strategic investment sector for us. This view has not changed. Other funds were hit hard as well and in particular, value funds, because of their large exposures to financial-service company stocks. For the last four years, we expressed our view of why we thought it would be a strategic mistake to own financial-service stocks, especially depository and investment brokerage type companies. Permanent capital destruction has occurred in those funds that had the misfortune to hold the likes of Fannie Mae, Freddie Mac, Washington Mutual, American International Group, and a host of others. These stocks will likely never come back since they are either bankrupt, nearly bankrupt or their existing shareholders have been massively diluted. In contrast, our energy stock holdings are in companies that we believe have pristine balance sheets with limited, if any, debt, large amounts of cash or positive cash flow, and long-term assets that should be viable and useable for many years to come. Their assets are not of the paper variety that could disappear overnight. Though many of our energy stock holdings have declined in price, we view these declines as only temporary and, if our view proves to be correct that oil prices will be $100 to $150 per barrel of oil or higher in three to five years, we would expect to recover most, if not all, of these share price declines.

We did have some real clunkers for investments, but fortunately, they represented a smaller percentage of the Fund's holdings. We eliminated two investment failures, Circuit City Stores and Fleetwood Enterprises, since they were either filing or were on the verge of filing for bankruptcy. American Greetings was sold because its core business was severely hindered by this economic contraction, and management was beginning to leverage the balance sheet through share repurchases. We reduced our Foot Locker holding in response to a 130% rise, after having added to the existing position when the stock price was overly depressed. Coachmen Industries was reduced and then, subsequent to this report, it was eliminated. The new management attempted a Herculean turnaround effort after the previous management had, in our opinion, ruined the company. The economic environment was just too much to overcome. On the positive

LETTER TO SHAREHOLDERS

side, we eliminated Thor Industries and two retailers, Rent-A-Center and Ross Stores. Both Thor and Ross were residual holdings since we had been reducing these positions for years. They were huge winners, having been in the portfolio for 16 and 23 years, respectively. Additionally, several consumer-oriented stocks were sold. Though large in number, they represented a small percentage of total net assets.

Beginning on October 7, 2008 and continuing through December 26 and again in late February through early March, we initiated a large buy program for the first time since the summer of 2002. We deployed more cash in these periods than at any other time in the history of your Fund. Eight new holdings were established while we added to eleven existing positions. As of the September 30, 2008 net asset level, we spent 31.4% percent of the cash or 12% of your Fund's net assets, while as of March 31, 2009, these asset deployments represent 20.8% of the Fund's current net assets and short-term liquidity equals 32.2%. Since the initial purchase of this buy program, as of April 24, it is up approximately 32% while the S&P 500, Russell 2000 and 2500 are still down between 12% and 14%, respectively. Nearly 67% of the purchases were concentrated in the energy sector with five new exploration and production (E&P) companies and two energy-service companies being added. Three of our existing energy holdings were also increased. In each case, we deployed capital in companies that have strong balance sheets with managements that have expressed a policy of living within their current cash flows. The E&P companies were acquired at valuation levels that are between 20% and 40% less than the value of proved reserves, on a per share basis, than in 2002. We estimate that both the new and existing energy-service companies were acquired at valuations that were approximately 30% of replacement cost. We wrote in earlier shareholder letters that, if energy stocks experienced a sizeable price decline, we would both add to and establish new holdings. The actions taken in the past six onths confirm that we have done this. Dennis and Rikard will detail these new holdings in their commentary section.

We view the energy sector as both a store of value and a hedge against a future inflation. It is one of the few sectors where we believe the underlying fundamentals will continue to improve despite the worldwide economic contraction. With worldwide oil depletion rates of 9% annually for those fields past peak and U.S. natural gas first-year production decline rates of between 30% and 50%, these trends should be supportive of energy prices longer term. Again, within three to five years, we believe oil prices will be back above $100 or even higher than $150 per barrel.

Our recent asset deployments reflect our typical strategy of being "out of step" with the general consensus, especially with an energy exposure that is nearly 50% of all of our equity holdings. Our longer-term investment focus can lead to temporary periods of underperformance but generally, we have been on the right side of the investment argument. We believe that the words of John Maynard Keynes as expressed in his book The General Theory of Employment, Interest and Money (1936), are reflective of our investment style. He said, "Investment based on genuine long-term expectations is so difficult today as to be scarcely practicable," and "It is the long-term investor, he who most promotes the public interest, who will in practice come in for the most criticism wherever investment funds are managed by committees or boards or banks. For it is the essence of his behaviour that he should be eccentric, unconventional, and rash in the eyes of average opinion." We believe these comments reflect well what we practice at FPA.

Given the new holdings and additions to existing holdings, your Fund demonstrates a sizeable valuation advantage to the market. As of March 31, 2009, the Fund's P/E and P/BV (Price/Book Value) ratios were 7.5x and 0.8x, respectively. By comparison, the P/E ratios of the Russell 2000 and the 2500 were 25.6x and 23.6x, while both their P/BV ratios were 1.3x. Our companies are financially stronger, with a 22.4% Total-Debt/Total-Capitalization ratio, which compares favorably to the 39.1% and 43.8% for the Russell 2000 and 2500. Finally, our companies are more profitable, with a Weighted Return on Average Equity of 11.6% versus the Russell Indexes of 9.1% and 9.3%. Your Fund's average P/E and P/BV ratios are the lowest we have reported in the Fund's history and reflect some very depressed valuations.

LETTER TO SHAREHOLDERS

Dennis Bryan and Rikard Ekstrand Commentary

Since we began our buy program in October of last year, we have deployed one third of our cash on hand, most of it during times of market weakness. Two thirds of this cash has been deployed in the energy sector between oil service and oil and natural gas exploration companies that are leaders in their segments, have strong balance sheets and are committed to living within their cash flows. The remaining cash has been deployed primarily in the technology, industrial and basic material areas, in companies with strong balance sheets, solid cash-flow generation during the downturn, leadership positions and valuations substantially below our estimate of their intrinsic values.

In the energy area, we added to existing positions in Patterson-UTI Energy, Atwood Oceanics and Rowan Companies. We initiated new positions in two oil service companies, BJ Services and Pride International, and five exploration and production companies, Newfield Exploration, CNX Gas, St. Mary Land & Exploration, Cimarex Energy, and Cabot Oil & Gas.

We acquired the oil service companies at historically depressed valuations for quality companies with little to no debt on the balance sheet. Rowan Companies, a leading jackup rig company, was added to at one third of our estimate for replacement value and 65% of its book value. Atwood Oceanics, a jackup rig and semi-submersible company, was added to at less than half our estimate of replacement value. Patterson-UTI Energy was added to at one third of our estimate for replacement value and the company has net cash on the balance sheet. BJ Services, the leader in pressure pumping and other oilfield services in the U.S., was acquired at 1.2x book value, 6x trailing earnings, and it has a strong balance sheet with low teens debt to capital. Pride International, a leading jackup and semi-submersible company, was acquired at one third of our estimate for replacement value and 75% of its book value. It has a strong balance sheet with 15% debt to capital.

We began buying five oil and gas exploration companies, when their stock prices were cut in half or more from recent highs, at what we believe are depressed prices. We have waited for over five years to build a position in many of these companies and have slowly been buying them on weakness in the last six months. For example, St. Mary Land & Exploration was purchased around 5x trailing earnings and 1.2x book value. It has a strong balance sheet with 31% net debt to capital. Cimarex Energy was purchased at 4x trailing earnings and 70% of book value with a single-digit net debt to capital. Newfield Exploration was added at 65% of book value and has a strong balance sheet with 32% debt to capital. All of these companies have proved reserves with a long life, in the range of 8-10 years or more, and they have substantial potential reserves that have not yet been proved up. Newfield Exploration, for example, has large prospective acreage in the Woodford Shale which is economical even at low commodity prices. Newfield will be looking to prove up this acreage over the next decade.

On a recent trip, we visited with the management teams of all these energy companies. From our discussions with them, it is clear that these companies are unlikely to spend capital outside of their cash flows during this downturn. This, combined with their strong balance sheets, means that these companies are likely to make it through this down cycle. When the up cycle comes, they should be well positioned to benefit.

Oil and natural gas in the ground, and real assets that are used to produce oil and natural gas, are likely to provide a store of value against inflation. Oil and natural gas also have sharp decline curves that adjust supply back in line with demand faster than for most industries. Natural gas production in the U.S. has an estimated decline rate of 30% and, according to the IEA (International Energy Agency), the natural decline rate for oilfields past peak is 9%. Even with demand down this year, as capital expenditures are cut, the decline rates in these commodities are likely to adjust the supply down to be more in line with demand over a much shorter time period than otherwise would have been the case.

An often overlooked fact is that over the last four decades worldwide oil consumption has almost doubled from 45 million barrels in 1970 to 86 million barrels today. At the same time, oil discoveries have gone the opposite direction. Despite continually improving discovery techniques and drilling technologies, global discoveries have dropped to 10 billion barrels per day or less from 60 billion during the peak years of the 1960s. As a result, production of oil has

LETTER TO SHAREHOLDERS

been exceeding discoveries for almost three decades now, and we have been relying on past discoveries to fill the gap. We believe this reality is closing in on us fast and is likely to provide a higher floor for oil prices in this downturn, and a higher ceiling on the upside. The oil service companies we have been purchasing are selling at price to replacement values similar to the levels back in 1999 when oil prices were at $10 per barrel. In our view, it is unlikely that we'll revisit these levels. We continue to believe that, over time, the natural decline curves and the lack of capital investment will reduce supply such that oil and natural gas prices will move substantially higher from current levels.

In addition to investments in the energy area, we deployed capital in the technology and basic material areas. On the technology front, our investment in Western Digital (WDC) dates back a couple of years when the stock was trading in the mid-teens. WDC appreciated nearly 70% in the quarter and closed at $19.34. Despite a slowing technology spending environment, WDC is expected to remain very profitable and produce free cash flow. We believe the company's balance sheet is rock solid with nearly $4 net cash (approximately $900 million) on the balance sheet. During recessionary periods, strong companies generally get stronger and add products to their portfolios at a low expense. WDC's recent acquisition of Silicon Systems Inc. (SSI) is an example of how the strong get stronger. The purchase of SSI for only $65 million positions WDC to take advantage of the expected rapid growth of Solid State Drives, or SSDs. The SSD market is currently $1 billion of annual sales, but is expected to grow to $5 billion over the next four to five years. Thus, for a nominal investment, WDC quickly positioned itself to be among the leaders in a potentially large and lucrative emerging market.

The Fund's investment in the basic materials sector is represented by Reliance Steel & Aluminum (RS). We acquired our position in RS at less than 1x book value, less than 5x trailing-twelve months earnings, and less than 25% of sales. Reliance is the largest North American metals distributor, with sales across all major geographical regions in the U.S. The company has a good history of generating profits in the highly volatile metals business, when most other metals companies are losing money. The current environment is no different than prior downturns. That is, RS is posting good profits and excellent free cash flow while other major metals companies are losing money, like U.S. Steel and Nucor. The management team at Reliance has many years of operating experience and an excellent track record of navigating the rocky shoals of the steel and aluminum industry. We expect the metals market to remain difficult for the next year or more; nevertheless, RS has reported and we believe it should continue to report substantial free cash flow. We will continue to monitor the operating results of the company with a keen eye focused on the company's ability to take market share and continue to generate continued free cash flow while its competitors struggle.

Economic Commentary

There is little question that this is the worst economic contraction since the Great Depression. It is worse than a recession but not as bad as the Great Depression. We have a new word for it, "repression." This is not a typical recession and, therefore we do not believe that the economy will respond to normal economic policy stimulus. We expressed the likelihood of this view in September 2007 when we said that normal Fed policy actions would likely prove ineffectual in dealing with the expanding crisis. Most economists were not of this opinion.

We came to this realization because of our reading of history. This credit crisis shared many of the elements that led up to the Panic of 1907, which was driven by new types of financial institutions that were not part of the normal financial system and had limited access to long-term liquidity. Similar elements were at work prior to this crisis when new financial institutions and investment products allowed for an accelerated growth in credit, especially for the consumer. The consumer added more debt between 2001 and 2007 than in the prior forty years combined. Additionally, the unsound and expansionary monetary policy of the Greenspan Fed helped to light the fuse that led to the creation of these credit and asset bubbles. Similarly, unwise monetary and credit policy prior to and into the 1929 Depression contributed to the collapse of the financial and economic systems of the United States. As some of our long-time readers of these shareholder letters and our website commentaries can attest to, we have warned of these growing risks for some time.

LETTER TO SHAREHOLDERS

Just as the Roosevelt administration did in the 1930s, the Obama administration is responding with a variety of new economic stimulus programs. Prior to this new administration, the Bernanke Fed and the Treasury responded with an astounding number of new financial programs to try to re-stimulate lending and credit growth. Their overriding goal has been to address what they consider to be the key issue, that we have a liquidity crisis. Again, we differ in the analysis and conclusion as to what is driving this credit crisis. We believe that this crisis has been about the destruction of capital. With the destruction of capital, liquidity and the access to liquidity is also destroyed. Bloomberg estimates that, as of March 31, a total of approximately $12.8 trillion through various programs has been guaranteed, spent, or included as part of two economic stimulus plans that have been led by the Fed, FDIC, Treasury Department, FHA and two administrations since this economic crisis began. It is of an unprecedented scale that has not been seen since World War 2. Despite these aggressive actions, we have seen little if any economic impact other than it appears that some segments of the credit markets are beginning to stabilize, but these still operate under the umbrella of federal support and backing. We remain highly skeptical of many, if not most of these plans, since in our opinion, they reflect an ad hoc approach to the crisis with little assessment of their long-term implications for the economy. We are not in agreement with President Obama's January 8, 2009 speech, "that only government can provide the short-term boost necessary to lift us from a recession this deep and severe. Only government can break the vicious cycles that are crippling our economy." This opinion is not necessarily accurate, since between 1792 and 1913 (the year the Federal Reserve was established), there was minimal, if any central government control or influence in the U.S. financial system. There were several recessions and depressions during this period but the economy did in fact recover without federal assistance. The volatility of these episodes was greater than that experienced since the end of WW2 but the fact remains, the economy did recover.

We are critical of the various regulatory agencies and the federal government for having participated in allowing many of these credit excesses to develop prior to this economic crisis. Had they in fact done their job, many of these excesses could have been limited prior to their breaking the economy. The "too big to fail" doctrine has also been a significant contributing factor these last two decades in allowing financial institutions to grow without some form of risk control. Given this history of laxity, we are dubious of the federal government's ability to properly identify and prescribe the appropriate economic responses. As we noted in our July 30, 2008 website commentary, "Disgusted and Betrayed," "It was only on July 10th that Secretary Paulson said that 'the lenders (Fannie and Freddie) have sufficient funds' before the House Financial Services Committee. On that same day, the Office of Federal Enterprise Oversight, which regulates both Fannie and Freddie, said that 'both are adequately capitalized.' Finally, Senator Chris Dodd in a July 11 news conference said, 'These institutions are sound. They have adequate capital. They have access to that capital.'" On September 7, 2008, the Federal Housing Finance Agency announced the decision to place both of these institutions into a conservatorship that results in the debt and mortgage-backed securities being effectively guaranteed by the U.S. government. For years we were told that these agencies were private companies with only limited access to the Federal government's balance sheet. Again, as citizens, we have to be extremely cautious and skeptical of what our government officials convey to us.

We fundamentally disagree with many of these "rescue" programs since we believe our impaired financial system is being supported by protecting inefficient and questionable business enterprises. They reflect a philosophy of DWIT — do whatever it takes — to stabilize the economy now. In our opinion, a perfect example of this unsound and unwise policy has been the economic support of the automotive industry, especially GMAC. At the end of last year, the U.S. Treasury bought $5 billion of senior preferred equity with an 8% yield from GMAC. These new funds allowed GMAC to resume auto lending to support the sale of GM cars. With an 8% cost of capital, new loans were made with rates as low as zero percent. FICO scores were also lowered from 700 to 621, just one point above what would be considered a sub-prime loan. This type of aggressive lending policy is what got GMAC into the mess that it currently faces. Another example of flawed thinking and implementation is the "Home Saver Advance" housing program being implemented by Fannie Mae to provide "foreclosure prevention assistance to distressed borrowers," according to its 2008

LETTER TO SHAREHOLDERS

securities filing, reported by Bloomberg on April 24, 2009, by David Reilly in, "Fannie Mae Creates Housing Mirage with Bum Loans." "Fannie funded $462 million of such loans in 2008. Based on market prices, Fannie said the loans had a value of just $8 million.....the loans, which are in many cases just months old, were worth 1.7 cents on the dollar."

The basis of most of these aid programs is that if we just get lending started again, the economy will begin to recover and our troubles will start to end. More lending will stimulate consumer borrowing, restarting mortgage lending will lead to a stabilization in house prices; and corporate credit, backed by various federal support and guarantee programs, will begin to thaw and recover. As we have already witnessed, none of these programs have worked to re-stimulate economic growth to a material degree because this is not a normal recession. We are experiencing the negative aftereffects of a massive credit expansion that led to an asset inflation of exceptional proportions and those assets are now collapsing in price. The collapse in asset prices dwarfs any liquidity measures that are or are likely to be proposed. The painful fact of all of this is that, if these declining asset prices are not allowed to seek a normal market clearing level, actions to moderate their price declines will likely result in the extension of this crisis with an end result of a prolonged period of substandard economic growth.

The destruction to the consumer's balance sheet has been unprecedented, other than in the Great Depression. As a result of the collapse in stock prices and real-estate prices that took place between September 2007 and December 2008, U.S. household net worth has been hit by an estimated $12.7 trillion, according to the Federal Reserve, while ISI International estimates it to be in the area of $14 trillion. We have a news flash for the government, creating new credit programs for a consumer who was spending almost $1.1 trillion more than they were making in (non-benefit) spendable income, according to MacroMaven's estimate, will likely be a non-starter. More leverage is not what they need. Encouraging the consumer to take on more debt is like trying to help a recovering heroin addict lessen his pain by providing him more heroin. If the consumer increases his personal savings rate, he can start to gradually climb out of the debt hole that he has dug himself into. This renewed savings process will likely act as a depressant on future economic growth for a period of time.

With the recent stock-market rally, many believe the credit crisis is behind us; however, in our opinion, the credit unraveling and recognition process has a lot longer to run. Last year we estimated that problem loans could total more than $2 trillion worldwide. Since then, more recent estimates have increased this estimate substantially. On April 8, the IMF boosted its global loss estimate to $4 trillion, with $3.1 trillion being U.S. originated loans. This estimate is much closer to estimates made by Professor Nouriel Roubini. He has been one of the few academics who have been on the leading edge of diagnosing this credit crisis. As of April 24, Bloomberg estimates that total worldwide loan losses to date total $1.3 trillion with $1.1 trillion in new capital having been raised. For the Americas, estimated loan losses total $921.6 billion compared to $651.2 billion in new capital raised. Most of this new capital is currently at a loss. In this country, we are beginning to see the unraveling of commercial real-estate prices. Between 2004 and the third quarter of 2008, $1.1 trillion in new commercial mortgages were created. Potential losses of $400 billion or more appear likely and, thus, we believe another huge hole in the capital base of various types of financial institutions is coming. As of December 31, 2008, 2,900 banks and savings and loans had more than 300% of their risk-based capital deployed in commercial real-estate loans. These numbers raise additional anxiety in us about our banking system.

In summary, we face a very prolonged economic crisis that is likely to result in a protracted period of economic malaise. It is our opinion that we have seen the worst part of the credit crisis in the sense that we went over a waterfall but the river is still heading south. We will detail this thinking in the next section of this letter.

Outlook

When we published "Crossing the Rubicon" on March 30, 2008, we had no idea how correct we would be when we wrote, "In our opinion, a new financial system is in the process of being created. This is the beginning of a new era."

LETTER TO SHAREHOLDERS

As we saw it, a new set of economic ground rules was being created and the shape of the economic playing field could not be yet determined. Events of this past year would seem to have validated our opinion.

We are witnessing an expansion of federal intrusion into the private capital system that is unprecedented. We do not know what the long-term effects of these actions will be but most are being taken so as to stabilize the short-run negative trends in the economy. We are always highly concerned when short-term actions are taken without a full understanding of what their long-term consequences might be. It appears that the Federal Reserve, Treasury, Congress and the new administration have not given priority to the long-term implications of these new policies and programs and their potential negative effects on long-term U.S. economic growth. From the beginning of this crisis, actions taken have been on an ad hoc basis.

The latest stimulus plan, like the one that preceded it, will likely prove ineffective. The nearly $800 billion stimulus plan's anticipated positive economic effects will likely be offset by an estimated increase in personal savings of about $650 billion as well as by the worldwide economic contraction. This situation is analogous to the government's right leg pressing down on the U.S. economic car's accelerator, while the left leg, representing rising personal savings and the world recession, presses down on the brake. It looks like a lot of activity is taking place but there is little forward movement. The plan also looks more like a strategy that is predicated on looking into the rearview mirror to see where one is going. Tax breaks to fuel consumption, home buying and infrastructure plans that will take years to implement but at what price of inefficiency we do not know. The basis of this plan is to have the government fill a vacuum created by the consumer's withdrawal from the economic system. As an example, three years of consumer spending were reversed in just two quarters last year. This is also the first time in fifty years that the consumer is paying down debt.

Not only have we faced an unprecedented financial crisis, we believe we are in the process of entering a "new world economic order." In our opinion, the world economic system that had begun after WW2 ended in 2007. This was a system built upon the U.S. consumer acting as the engine of economic recovery for the world. Mercantilist nations in Europe, Asia and other parts of the world operated with the strategy of having a cheap currency that made their exported goods attractively priced for the financially sound and unleveraged American consumer. This model worked until the end of 2007, when the U.S. consumer accounted for 18.2% of world GDP. With the demise of the U.S. consumers' balance sheet, this model collapsed. For example, exports represent about 37% and 20% of China's and Japan's GDP. For 2007, the U.S. accounted for 19.1% and 20.4% of China's and Japan's exports, according to the CIA World Factbook. Both countries are experiencing unprecedented declines in their export volumes with February declines of 25.7% for China and 49.4% for Japan. Can we return to this old economic order? We do not think so.

For U.S. consumers to rebuild their balance sheets and recover from the shocks of the stock and real-estate market collapses, an increased level of savings will have to take place. We expect the U.S. personal savings rate to rise from 2% to 8% this year and for it to remain at that level or higher for the foreseeable future. An increase of this magnitude over such a short period of time is unprecedented other than during WW2 when it rose from 12.2% to 24.1% between 1941 and 1942. Should the savings rate rise to 8% in 2009, this change would increase personal savings by approximately $650 billion. Given the collapse in consumers' balance sheets by $13-14 trillion, at first blush, it would appear that it would take 20 years to rebuild at a $650 billion annual rate of savings. Assuming some earnings on this savings and a recovery of some type in the stock and real-estate markets, a more likely time frame would be in the range of ten years.

Will our foreign partners wait this long? This appears highly unlikely. We anticipate that our counter-party trading nations that have depended upon the American consumer for their trade will be forced to turn inwards toward restructuring their own economies. China is already beginning to do this. Unless the American public is willing to accept a prolonged period of elevated participation by the federal government in the U.S. economic system in the range of a mid to high twenty percentage number rather than a more normal 19%-21%, some form of restructuring of the U.S.

LETTER TO SHAREHOLDERS

economy will likely have to take place. U.S. exports accounted for 12.9% of 2008 GDP versus 10.7% in 1998. In our opinion, to have the U.S. economy break from a substandard growth future, a redirection of economic activity would seem in order. U.S. exports, as a percent of GDP, will likely have to rise by five or more percentage points over the next decade so as to reinvigorate economic growth. Unless policies are enacted and implemented now to encourage this change, a resumption of a more normal economic growth rate will take much longer. As an example, in the latest stimulus plan, rather than offering consumers an $8,000 credit to purchase a new or existing home, in our opinion, it would have been far more beneficial to redirect this spending for retraining or to subsidize employment hiring toward industries that would be beneficiaries of exports. With proper incentives for investment, we could unleash the entrepreneurial spirit of the private sector. Directing subsidies to housing and autos are examples of taking precious and scarce financial resources and directing them to areas of the economy that are likely to have little forward drive impact in this new world order. We believe that our export partners will not wait for a U.S consumer recovery and, thus, they will likely gain a competitive advantage on us through their economic restructuring.

We are also extremely upset and worried by the unsound policies of the Federal Reserve, Treasury, Congress and the new administration. Federal debt growth is out of control. In our September 30, 2008 shareholder letter, we estimated that incremental new Treasury debt issuance for 2009 could be in the range of $2.5 to $3 trillion on a base of $10 trillion. We were not sure that we would be correct but that is how our math worked out. Between September 30, 2008 and March 31, 2009, Treasury debt outstanding grew $1.1 trillion, with 93% being financed by the private sector versus a 58% ownership at September 30. Our estimate of $2.5 to $3 trillion growth is likely to prove conservative since several new liquidity aid programs and an expansion of the budget deficit have taken place. A new program to encourage consumer lending called TALF (Term Asset Backed Securities Loan Facility) was initially proposed at $200 billion in November and now it is planned to be $1 trillion. In our Treasury debt growth estimates, we assumed that the budget deficit and a new economic stimulus plan would total about $1 trillion in contrast to the latest Congressional Budget Office estimate of $1.8 trillion. Finally, on March 8, 2009, the Fed announced an expanded program of asset purchases that total $1.15 trillion. All of these programs total approximately $3 trillion more than our initial estimate range.

In light of the above, we estimate that Treasury debt outstanding will rise from $10.7 trillion at December 31, 2008, to between $14.6 and $16.6 trillion by the end of 2011. This magnitude of rise is without precedent, unless we were fighting a major world war. These estimates imply that the U.S. debt to GDP ratio could rise to between 97% and 110% by the end of 2011 versus 66.8% prior to the onset of this credit crisis in 2007. Some might say that the private ownership portion of this debt may only be between 65% and 70%, with the intergovernmental portion representing the balance and thus, it is not important since it is owed to the government itself. We believe this view tends to understate the significance of the problem since increasing interest payments accompany this explosive rise in debt. By the end of 2011, current Treasury debt service of $450 billion could easily rise by 50% to 100% and this is with interest-rate levels at or near record low levels. The nation faces the potential risk of debt service explosion, as any homeowner who took out a variable rate mortgage in recent years knows. Finally, these numbers do not reflect the massive federal entitlement obligations already in existence or the additional trillions created by the implied guarantees of federal agency debt and mortgage-backed securities of Fannie Mae and Freddie Mac, when they were placed into conservatorship last September.

A critical question is, how will we finance this debt explosion? In 2009, even if consumers increase their personal savings rate to 8% and save an additional $650 billion, we will likely be even more dependent on foreign sources of financing. If foreign investors maintain their existing level of Treasury debt ownership and grow it proportionately to our debt growth, they will have to increase their holdings between $719 billion and $862 billion in 2009 versus an increase of $724 billion in 2008. This appears unlikely, given the deterioration in their domestic economies and the contraction in their exports. With Chinese exports falling at double-digit rates, will China purchase an additional $250 billion Treasury bonds in 2009 and own nearly $1 trillion? We think this is unlikely. In light of these considerations, we anticipate the Fed printing an additional $800 billion to $1.5 trillion of new money in 2009. Unless

LETTER TO SHAREHOLDERS

the American consumer increases and holds its savings rate at the 8% level and foreign investors continue to increase their Treasury ownership between 39% and 57% between now and 2011, the Fed could be forced to print additional money. This possibility could unnerve some of our trading partners, particularly the Chinese and the oil exporting countries.

Many will argue that the Fed, the Treasury and the administration are aware of this risk and will work to reduce this explosion in liquidity, debt borrowing and budget deficits. Pardon us for being highly skeptical of this view. In our opinion, talk's cheap, actions speak. The regulators, the Congress and the executive branch chose not to control either Fannie Mae or Freddie Mac during their excessive growth phase this decade, and also chose to look the other way on numerous other financial institutions, including AIG. For over three years, both Fannie Mae and Freddie Mac operated without public financial statements. Unlike the federal government, FPA was one of the very few financial institutions to place all of these companies on our investment restricted list more than three years ago. How will these various governmental entities implement a program to contract all of this liquidity and government credit guarantees while the economy is still languid and unemployment remains high? We have a problem with the fact that, once an entitlement is created, it is virtually impossible for the government to kill it. In this crisis, there have been massive new financial institutional entitlements created that will likely always lurk in the background. They may be withdrawn in the short term but everyone will know that when trouble hits again, they will return — think Fannie Mae and Freddie Mac. To withdraw this excess liquidity and reduce Treasury debt will require this process beginning at least two or three years in advance of any real economic recovery because there are very long lead times between when an action is taken and its effects upon the economy. The politics of Washington will likely prevent this from happening in a timely manner.

One final thought before our comments on the outlook for the stock market. Tax policy in this country is seriously flawed and is, in our opinion, working to undermine our democracy. For those of you who don't know, a little history might help. In 1940, the federal government extended the income tax to virtually all Americans and began collecting via withholding from paychecks. This led to the number paying income taxes rising from 4 million in 1939 to 43 million in 1945. Federal tax revenue rose from 8% of GDP to more than 20% as Americans, who earned as little as $500 per year, paid income tax at the rate of 23% with a graduated rate above that level. Virtually everyone paid toward the war effort because they considered it their patriotic duty. Contrast that spirit of democracy to what takes place in our country today. According to a Wall Street Journal editorial of April 13, 2009, by Ari Fleischer, "Everyone Should Pay Income Taxes," he states that the Congressional Budget Office estimates that those who earned less than $44,300 in 2001, approximately 60% of the country, paid 3.3% of all the taxes, and that by 2005 their payments had fallen to less than 1%. This is an unhealthy trend and does not make for citizens having an economic stake in the country other than for what benefits they may receive.

Given the stock market's recent strong rally, some are now expressing the view that the worst is over and we can look forward to a new bull market as the economic stimulus plan takes effect this year and next. We are not of this opinion in that we consider it nothing more than a bear-market rally. Over the last four years, we argued that both reported corporate profits and profit margins were unsustainably high. This assessment has proven to be correct for financial-service companies and now we believe this process is extending to non-financial corporations. We estimate that at their peak, corporate profit margins were approximately 30% higher than previous peaks. The S&P 500 hit its peak earnings at just under $85 in the second quarter of 2007 and trailing twelve month earnings are now estimated to be $14.97, according to Leuthold Group, LLC. The question is, "What is the new normal earnings level?" If we assume that corporate profit margins were overstated by 20% to 30%, this implies a central value of approximately $65 for the S&P 500. If we assume that earnings grow at between 4% and 6% annually over the next ten years, S&P 500 earnings should approximate a level between $96 and $117. Assuming a P/E ratio between 12x and 14x (we are using a somewhat lower ratio because of the slower growth and lower starting level), a target level range of 1152 to 1638 is achieved. The October 9, 2007 S&P 500 peak of 1565 is exceeded only when both the highest growth rate and P/E ratio are used. We

LETTER TO SHAREHOLDERS

therefore conclude that, over the next ten years, the stock market is likely to be price constrained. This analysis tends to support our estimate that it may take ten years for U.S. consumers to rebuild their balance sheets.

As your equity managers, we do not intend to wait ten years to regain your lost capital. We have been and continue to restructure your Fund's portfolio for this new world economic order that we see coming. Given our emphasis on the energy sector and the likelihood that we will add other companies that will benefit from this new order, we anticipate your Fund recovering its negative performance far in advance of the recovery for the S&P 500 and other measures of stock-market performance. Unlike the rest of the mutual fund and pension fund industry, we have always chosen to go down a different road. While pension funds, both public and private, as well as the U.S. investor, were expanding their equity holdings to a record percentage of assets at high valuation levels this past decade, we chose to build and hold liquidity until the return versus risk equation was substantially in our favor. We have always focused on this equation and this is the process that has guided your Fund for these nearly twenty-five years. We are proud of the recognition that we recently received when Paul Katzeff of Investor's Business Daily, on April 9, 2009, wrote in "Fund Growth Through Thick and Thin" that FPA Capital Fund was the number one diversified mutual fund for the twenty-five-year period ended March 31, 2009. We are all pleased that we can convey this positive news to you.

We thank you for your continued support throughout these challenging times and will strive to retain the confidence that you have expressed in us through your investment in FPA Capital Fund.

Respectfully submitted,

Robert L. Rodriguez
President and Chief Investment Officer

Dennis M. Bryan
Vice President and Portfolio Manager

Rikard B. Ekstrand
Vice President and Portfolio Manager

April 26, 2009

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA Capital Fund, Inc. vs. Russell 2500, Russell 2000, S&P 500 and Lipper Mid-Cap Value Fund Average from April 1, 1999 to March 31, 2009

Past performance is not indicative of future performance. The Russell 2500 and 2000 Indexes consist of the 2,500 and 2,000 smallest companies, respectively, in the Russell 3000 total capitalization universe. These indexes are considered measures of small to mid capitalization stock performance. The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. This index is considered a measure of large capitalization stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Capital Fund, Inc., with an ending value of $16,645 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $17,567. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

PORTFOLIO SUMMARY

March 31, 2009
(Unaudited)

Common Stocks		69.0%
Oil Field Services	23.9%
Technology	16.4%
Oil And Gas Exploration	10.4%
Retailing	9.6%
Financial	3.7%
Industrial Products	2.8%
Basic Materials	1.9%
Consumer Durables	0.3%
Defense	0.0%
Short-Term U.S. Government Securities		23.5%
Non-Convertible Security		3.3%
Short-Term Investments		6.0%
Other Assets and Liabilities, Net		-1.8%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2009
(Unaudited)

	Shares or Principal Amount
NET PURCHASES
Common Stocks
Arrow Electronics, Inc.	799,700	shs
Atwood Oceanics, Inc.	289,900	shs
BJ Services Company (1)	2,159,800	shs
CNX Gas Corporation (1)	282,200	shs
Cabot Oil & Gas Corporation (1)	103,200	shs
Cimarex Energy Company (1)	538,200	shs
Newfield Exploration Company (1)	1,269,900	shs
Patterson - UTI Energy, Inc.	434,000	shs
Pride International, Inc. (1)	1,288,000	shs
Reliance Steel & Aluminum Co. (1)	555,908	shs
Rowan Companies, Inc.	430,000	shs
St. Mary Land & Exploration Company (1)	736,000	shs
Signet Jewelers Ltd	583,445	shs
Western Digital Corporation	698,700	shs
NET SALES
Common Stocks
American Greetings Corporation (2)	1,407,800	shs
Coachmen Industries, Inc.	35,200	shs
Circuit City Stores, Inc. (2)	5,636,000	shs
Foot Locker, Inc.	338,284	shs
Fleetwood Enterprises, Inc. (2)	4,627,600	shs

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2009

COMMON STOCKS	Shares	Value
OIL FIELD SERVICES — 23.9%
Atwood Oceanics, Inc.*	676,100	$11,216,499
BJ Services Company	2,159,800	21,490,010
ENSCO International Inc.	2,150,000	56,760,000
Patterson-UTI Energy, Inc.	4,208,000	37,703,680
Pride International, Inc.*	1,288,000	23,158,240
Rowan Companies, Inc.	2,721,000	32,570,370
		$182,898,799
TECHNOLOGY — 16.4%
Arrow Electronics, Inc.*	2,684,700	$51,170,382
Avnet, Inc.*	3,152,600	55,202,026
Western Digital Corporation*	990,700	19,160,138
		$125,532,546
OIL AND GAS EXPLORATION — 10.4%
CNX Gas Corporation*	282,200	$6,690,962
Cabot Oil & Gas Corporation	103,200	2,432,424
Cimarex Energy Co.	538,200	9,892,116
Newfield Exploration Company*	1,269,900	28,826,730
Rosetta Resources, Inc.*†	4,455,800	22,056,210
St. Mary Land & Exploration Company	736,000	9,737,280
		$79,635,722
RETAILING — 9.6%
Charming Shoppes, Inc.*†	7,500,000	$10,500,000
Foot Locker, Inc.	2,709,116	28,391,536
RadioShack Corporation	1,116,400	9,567,548
Signet Jewelers Ltd	2,018,600	23,112,970
Zale Corporation*†	1,057,500	2,062,125
		$73,634,179
FINANCIAL — 3.7%
Horace Mann Educators Corporation	630,100	$5,273,937
Mercury General Corporation	763,900	22,687,830
		$27,961,767
INDUSTRIAL PRODUCTS — 2.8%
Trinity Industries, Inc.	2,340,300	$21,390,342
BASIC MATERIALS — 1.9%
Reliance Steel & Aluminum Co.	555,908	$14,637,057
CONSUMER DURABLES — 0.3%
Champion Enterprises, Inc.*†	4,451,600	$2,136,768
Coachmen Industries, Inc.*†	823,800	535,470
		$2,672,238

PORTFOLIO OF INVESTMENTS

March 31, 2009

COMMON STOCKS — Continued	Shares or Principal Amount	Value
DEFENSE — 0.0%
Datapath, Inc.*,**,†	4,100,000	$41,000
TOTAL COMMON STOCKS — 69.0% (Cost $805,278,092)		$528,403,650
SHORT-TERM U.S. GOVERNMENT SECURITIES — 23.5%
U.S. Treasury Bill — 0.23013% 06/04/09	$100,000,000	$99,968,000
U.S. Treasury Bill — 0.40302% 09/03/09	80,000,000	79,879,448
TOTAL SHORT-TERM U.S. GOVERNMENT SECURITIES (Cost $179,821,014)		$179,847,448
NON-CONVERTIBLE SECURITY — 3.3% (Cost $24,970,000)
Federal Home Loan Bank — 5.25% 2009	$25,000,000	$25,179,750
TOTAL INVESTMENT SECURITIES — 95.8% (Cost $1,010,069,106)		$733,430,848
SHORT-TERM INVESTMENTS — 6.0%
General Electric Capital Corporation — 0.1% 04/01/09	$21,216,000	$21,216,000
Toyota Motor Credit Corporation — 0.15% 04/01/09	25,000,000	25,000,000
TOTAL SHORT-TERM INVESTMENTS (Cost $46,216,000)		$46,216,000
TOTAL INVESTMENTS — 101.8% (Cost $1,056,285,106)		$779,646,848
Other assets and liabilities, net — (1.8)%		(13,876,794)
TOTAL NET ASSETS — 100.0%		$765,770,054

*  Non-income producing securities.

**  Restricted Security. This restricted security constituted less than 0.1% of total net assets at March 31, 2009. This security is illiquid and has been valued by the Board of Directors in accordance with the Fund's fair value procedures.

†  Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the year ended March 31, 2009.

Following is a summary of transactions in securities of these affiliates during the year.

	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)	Dividend Income
Champion Enterprises, Inc.	—	—	—	—
Charming Shoppes, Inc.	—	—	—	—
Coachmen Industries, Inc.	—	$696,323	$(645,377)	—
Datapath, Inc.	—	—	—	—
Fleetwood Enterprises, Inc.	—	$53,643,208	$(53,607,783)	—
Rosetta Resources, Inc.	—	—	—	—
Zale Corporation	—	$25,801,903	$5,532,695	—

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009

ASSETS
Investments at value:
Investment securities — at market value (including $37,331,573 in securities of affiliates: identified cost $1,010,069,106)	$733,430,848
Short-term investments — at amortized cost (maturities of 60 days or less)	46,216,000	$779,646,848
Cash		375
Receivable for:
Dividends and accrued interest	$505,386
Capital Stock sold	182,479
Investment securities sold	3,065	690,930
		$780,338,153
LIABILITIES
Payable for:
Capital Stock repurchased	$13,879,970
Advisory fees and financial services	491,221
Accrued expenses and other liabilities	196,908	14,568,099
NET ASSETS		$765,770,054
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 37,815,937 shares		$378,159
Additional Paid-in Capital		1,165,330,728
Accumulated net realized loss on investments		(124,465,669)
Undistributed net investment income		1,165,094
Unrealized depreciation of investments		(276,638,258)
NET ASSETS		$765,770,054
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$20.25
Maximum offering price per share (100/94.75 of per share net asset value)		$21.37

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2009

INVESTMENT INCOME
Interest		$12,703,482
Dividends		11,283,434
		$23,986,916
EXPENSES
Advisory fees	$8,732,812
Transfer agent fees and expenses	1,420,252
Financial services	1,335,817
Reports to shareholders	174,007
Custodian fees and expenses	92,747
Insurance	63,750
Directors' fees and expenses	61,935
Registration fees	51,615
Audit and tax fees	45,075
Legal fees	12,253
Other expenses	36,890	12,027,153
Net investment income		$11,959,763
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$1,321,376,154
Cost of investment securities sold	1,371,360,473
Net realized loss on investments		$(49,984,319)
Change in unrealized depreciation of investments:
Unrealized appreciation at beginning of year	$258,461,326
Unrealized depreciation at end of year	(276,638,258)
Change in unrealized depreciation of investments		(535,099,584)
Net realized and unrealized loss on investments		$(585,083,903)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(573,124,140)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2009		Year Ended March 31, 2008
CHANGE IN NET ASSETS
Operations:
Net investment income	$11,959,763		$30,372,535
Net realized gain (loss) on investments	(49,984,319)		146,158,122
Change in unrealized depreciation of investments	(535,099,584)		(316,828,328)
Change in net assets resulting from operations		$(573,124,140)		$(140,297,671)
Distributions to shareholders from: Net investment income	$(17,887,124)		$(33,205,322)
Net realized capital gains	(74,961,650)	(92,848,774)	(197,302,471)	(230,507,793)
Capital Stock transactions: Proceeds from Capital Stock sold	$99,102,385		$204,952,201
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	83,463,904		208,451,860
Cost of Capital Stock repurchased*	(563,163,284)	(380,596,995)	(453,806,137)	(40,402,076)
Total change in net assets		$(1,046,569,909)		$(411,207,540)
NET ASSETS
Beginning of year		1,812,339,963		2,223,547,503
End of year, including undistributed net investment income of $1,165,094 and $7,092,455 at March 31, 2009 and 2008, respectively		$765,770,054		$1,812,339,963
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		3,363,796		4,942,027
Shares issued to shareholders upon reinvestment of dividends and distributions		3,752,911		5,416,196
Shares of Capital Stock repurchased		(18,493,813)		(11,382,761)
Change in Capital Stock outstanding		(11,377,106)		(1,024,538)

*  Net of redemption fees of $55,228 and $54,180 for the years ended March 31, 2009 and 2008, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31,
	2009	2008	2007	2006	2005
Per share operating performance:
Net asset value at beginning of year	$36.84	$44.28	$44.99	$41.31	$38.97
Income from investment operations:
Net investment income	$0.30	$0.62	$0.69	$0.35	$0.05
Net realized and unrealized gain (loss) on investment securities	(14.51)	(3.38)	2.34	6.98	3.77
Total from investment operations	$(14.21)	$(2.76)	$3.03	$7.33	$3.82
Less distributions:
Dividends from net investment income	$(0.41)	$(0.67)	$(0.63)	$(0.26)	— *
Distributions from net realized capital gains	(1.97)	(4.01)	(3.11)	(3.39)	$(1.48)
Total distributions	$(2.38)	$(4.68)	$(3.74)	$(3.65)	$(1.48)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$20.25	$36.84	$44.28	$44.99	$41.31
Total investment return**	(39.05)%	(6.45)%	7.37%	18.33%	10.04%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$765,770	$1,812,340	$2,223,548	$2,288,597	$1,744,742
Ratio of expenses to average net assets	0.93%	0.88%	0.86%	0.83%	0.85%
Ratio of net investment income to average net assets	0.92%	1.46%	1.58%	0.83%	0.13%
Portfolio turnover rate	18%	18%	18%	26%	16%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2009

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at March 31, 2009, were as follows:

Undistributed Ordinary Income	$1,165,095
Undistributed Long-term Gains	—

The Fund has elected to defer net capital losses of $124,465,669 incurred subsequent to October 31, 2008. For federal income tax purposes these losses will be realized as of April 1, 2009.

The tax status of distributions paid during the fiscal years ended March 31, 2009 and 2008 were as follows:

	2009	2008
Dividends from Ordinary Income	$17,887,123	$34,134,730
Distributions from Long-term Capital Gains	$74,961,650	$196,373,064

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $949,658,410 for the year ended March 31, 2009. Realized gains or losses are based on the specific identification method.

The cost of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) held at March 31, 2009, for

NOTES TO FINANCIAL STATEMENTS

Continued

federal income tax purposes was $1,010,069,107. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2009, for federal income tax purposes was $38,548,503 and $315,186,761, respectively resulting in net unrealized depreciation of $276,638,258. The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on April 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund. As of and during the year ended March 31, 2009, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2005 or by state tax authorities for years ended on or before March 31, 2004.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended March 31, 2009, the Fund paid aggregate fees of $61,935 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended March 31, 2009, the Fund collected $55,228 in redemption fees, which amounts to less than $0.01 per share.

NOTE 5 — Distributor

For the year ended March 31, 2009, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $13,909 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund adopted Statement of Financial Accounting Standards No. 157 ("FAS 157"), Fair Value Measurements, on April 1, 2008. FAS 157 requires the Fund to classify its assets based on valuation method, using three levels. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents

NOTES TO FINANCIAL STATEMENTS

Continued

the valuation levels of the Fund's investments as of March 31, 2009:

Level 1 – Quoted prices	$708,210,098
Level 2 – Other significant observable inputs	71,395,750	*
Level 3 – Significant unobservable inputs	41,000
Total investments	$779,646,848

*  Includes short-term investments of $46,216,000 with maturities of 60 days or less that are valued at amortized cost.

The following table summarizes the Fund's Level 3 investment securities and related transactions recorded at fair value on a recurring basis during the year ended March 31, 2009:

Beginning value 4/1/08	$11,480,000
Net unrealized depreciation	(11,439,000)
Ending value	$41,000

The information on the above reconciliation represents year to date activity for any investments identified using Level 3 inputs at either the beginning or end of the current fiscal year.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA CAPITAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2009, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. as of March 31, 2009, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
May 5, 2009

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2009

(Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2008	$1,000.00	$1,000.00
Ending Account Value March 31, 2009	$662.90	$1,020.30
Expenses Paid During Period*	$3.86	$4.70

*  Expenses are equal to the Fund's annualized expense ratio of 0.93%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2009 (182/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (73)*	Director† Years Served: 11	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (64)*	Director† Years Served: 9	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, Wedbush, Inc., EMAK, Inc., and Heckmann Corporation.

Patrick B. Purcell – (66)*	Director† Years Served: 3	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial Officer and Chief Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Lawrence J. Sheehan – (76)*	Director† Years Served: 18	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the firm of O'Melveny & Myers LLP.	6

Robert L. Rodriguez – (60)	Director† President & Chief Investment Officer Years Served: 25	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Dennis M. Bryan – (47)	Vice President Years Served: 13	Partner of the Adviser since 2006. Formerly, Vice President of First Pacific Advisors, Inc. from 1993 to 2006.

Rikard B. Ekstrand – (44)	Vice President & Portfolio Manager Years Served: 1	Partner of the Advisor since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1999 to 2006.

Eric S. Ende – (64)	Vice President Years Served: 24	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (48)	Treasurer Years Served: 12	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (52)	Chief Compliance Officer Years Served: 14	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (54)	Secretary Years Served: 26	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (42)	Assistant Treasurer Years Served: 3	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

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FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115

30 Dan Road
Canton, Massachusetts 02021-2809

(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2008 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr. and Patrick B. Purcell, each of whom is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designees’ duties, obligations or liability as compared to each of their duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                    Principal Accountant Fees and Services.

	2008	2009
(a) Audit Fees	$35,700	$37,500
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$6,550	$6,875
(d) All Other Fees	-0-	-0-

(e)(1)       Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)       Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date:       May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA CAPITAL FUND, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date:       May 29, 2009

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:       May 29, 2009